Exhibit 10(ss)

                       FIFTH AMENDMENT TO CREDIT AGREEMENT
                         (With SunTrust Secured Tranche)

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of January 26, 2001 among CULP, INC. (the "Borrower"), WACHOVIA BANK, N.A. (successor by merger to Wachovia Bank of Georgia, N.A.), as Agent (the "Agent"), FIRST UNION NATIONAL BANK (successor by merger to First Union National Bank of North Carolina), as Documentation Agent (the "Documentation Agent"), and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK and SUNTRUST BANK (formerly known as SunTrust Bank, Atlanta)(collectively, the "Banks");


                            W I T N E S S E T H :

     WHEREAS, the Borrower, the Agent, the Documentation Agent and the Banks executed and delivered that certain Credit Agreement, dated as of April 23, 1997, as amended by First Amendment to Credit Agreement dated as of July 22, 1998, Second Amendment to Credit Agreement dated as of October 26, 1998, Third Amendment to Credit Agreement dated as of April 28, 2000, and Fourth Amendment to Credit Agreement dated as of July 30, 2000 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested, and the Agent, the Documentation Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2. Amendments to Section-1.01. (a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in alphabetical order as follows:

          "Capital  Expenditures"  means for any period  the sum of all  capital
     expenditures   incurred   during  such  period  by  the  Borrower  and  its
     Consolidated Subsidiaries, as determined in accordance with GAAP.

          "Consolidated Net Worth" has the meaning set forth in the Borrower's Note Purchase Agreement dated as of March 4, 1998, relating to the Borrower's 6.76% Series A Notes due March 15, 2008, and 6.76% Series B Notes due March 15, 2010.

          "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's Capital Stock (except dividends payable solely in shares of its Capital Stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of the Borrower's Capital Stock.

          (b) The following definition contained in Section 1.01 of the Credit Agreement is amended by deleting it in its entirety and substituting the following therefor, in alphabetical order:

          "EBITDA" means at any time the sum of the following, determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries, at the end of each Fiscal Quarter, for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters (and with respect to any Acquisition which is made during such 4 Fiscal Quarter period, the Consolidated Subsidiary acquired in such Acquisition shall be included as if it had been a Consolidated Subsidiary prior to the commencement of such 3 Fiscal Quarter period): (i) Consolidated Net Income; plus (ii) Consolidated Net Interest Expense; plus (iii) taxes on income; plus (iv) depreciation; plus
     (v) amortization; plus (vi) cash charges described on Schedule 1.01(E) attached hereto and made a part hereof not exceeding $3,400,000 in the aggregate through the first Fiscal Quarter of Fiscal Year 2002, and other non-cash charges.

          Schedule 1.01(E) described in the foregoing amended definition of EBITDA is attached to the Credit Agreement in the form of Schedule 1.01(E) attached to this Amendment and made a part hereof.

3. Amendment to Section-2.06(a). Section-2.06(a) of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

          (a) "Applicable Margin" means:

          (i) for the period commencing on January 26, 2001 to the first Performance Pricing Determination Date after January 26, 2001, (x) for any Base Rate Loan, 1.35%, and (y) for any Euro-Dollar Loan or Foreign Currency Loan, 4.00%; and

          (ii) from and after the first Performance Pricing Determination Date after January 26, 2001, (x) for any Base Rate Loan, 1.35% and (y) for each Euro-Dollar Loan or Foreign Currency Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the Debt/EBITDA Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

            Debt/EBITDA Ratio                         Applicable Margin

            <= 3.0 to 1.0                                   2.50%

            > 3.0 to 1.0 but
            <= 3.5 to 1.0                                   3.00%

            > 3.5 to 1.0 but
            <= 4.0 to 1.0                                   3.50%

            > 4.0 to 1.0 but
            <= 4.5 to 1.0                                   4.00%

            > 4.50 to 1.0                                   4.25%

          In determining interest for purposes of this Section 2.06 and fees for purposes of Section 2.07, the Borrower and the Banks shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.06 or fees pursuant to Section 2.07, the Borrower shall deliver to the Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the date which is the last date on which such financial statements are permitted to be delivered pursuant to Section 5.01(a) or (b), as applicable. Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided that: (x) for Fixed Rate Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (y) no fees or interest shall be decreased pursuant to this Section 2.06 or Section 2.07 if a Default is in existence on the Performance Pricing Determination Date.

4. Amendment to Section 2.07(a). Section 2.07(a) of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

          (a) The Borrower shall pay to the Agent, for the ratable account of each Bank, a facility fee, calculated in the manner provided in the last paragraph of Section 2.06(a)(ii), on the aggregate amount of such Bank's Commitment (without taking into account the amount of the outstanding Loans made by such Bank), at a rate per annum equal to: (i) for the period commencing on January 26, 2001 to and including the first Performance
     Pricing  Determination  Date occurring after January 26, 2001,  .500%;  and
     (ii) from and after the first Performance Pricing Determination Date occurring after January 26, 2001, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Debt/EBITDA Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:

            Debt/EBITDA Ratio                         Facility Fee

            <= 3.0 to 1.0                                   .375%

            > 3.0 to 1.0 but
            <= 3.5 to 1.0                                   .375%

            > 3.5 to 1.0 but
            <= 4.0 to 1.0                                   .375%

            > 4.0 to 1.0 but
            <= 4.5 to 1.0                                   .500%

            > 4.50 to 1.0                                   .500%

          Such facility fees shall accrue from and including January 26, 2001 to (but excluding the Termination Date) and shall be payable on each March 31, June 30, September 30 and December 31 and on the Termination Date.

5. Amendment to Section 5.17. Clause (l) and the proviso contained at the end of
Section 5.17 of the Credit Agreement hereby are amended by deleting them in their entirety and substituting the following therefor:

          (l) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness represented by the Notes), and Debt of Subsidiaries not otherwise permitted by paragraph (j), in an aggregate principal amount at any time outstanding not to exceed 15% of Consolidated Net Worth.

Provided the sum of (A) the aggregate amount of Debt secured by Liens permitted by the foregoing paragraphs (a) through (h) and (l), plus (B) Debt of Subsidiaries permitted by paragraph (l), shall not at any time exceed an aggregate amount equal to 15% of Consolidated Net Worth.

6. Amendment to Section 5.19. Section 5.19 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

          SECTION 5.19. Interest and Leases Coverage. At the end of each Fiscal Quarter, the Interest and Leases Coverage Ratio shall not have been less than: (i) for the period from and including the third Fiscal Quarter of Fiscal Year 2000 through and including the second Fiscal Quarter of Fiscal Year 2002, 1.75 to 1.0; (ii) for the period after the second Fiscal Quarter of Fiscal Year 2002 through and including the third Fiscal Quarter of Fiscal Year 2002, 2.00 to 1.0; and (iii) at all times thereafter, 2.25 to 1.0.

7. Amendment to Section 5.21. Section 5.21 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

          SECTION 5.21. Debt/EBITDA Ratio. At the end of each Fiscal Month, the Debt/EBITDA Ratio shall be less than (i) for the period from and including the third Fiscal Quarter of Fiscal Year 2000 through and including the fourth Fiscal Quarter of Fiscal Year 2001, 4.90 to 1.0; (ii) for the period after the fourth Fiscal Quarter of Fiscal Year 2001 through and including the first Fiscal Quarter of Fiscal Year 2002, 4.60 to 1.0; (iii) for the period after the first Fiscal Quarter of Fiscal Year 2002 through and including the second Fiscal Quarter of Fiscal Year 2002, 4.30 to 1.0; (iv) for the period after the second Fiscal Quarter of Fiscal Year 2002 through and including the third Fiscal Quarter of Fiscal Year 2002, 3.90 to 1.0;
     (v) for the period after the third Fiscal Quarter of Fiscal Year 2002 through and including the fourth Fiscal Quarter of Fiscal Year 2002, 3.65 to 1.0; and (vi) for each period thereafter, 3.50 to 1.0.

8. New Section 5.23. A new Section 5.23 is hereby added to the Credit Agreement as follows:

          SECTION 5.23. Restricted Payments. The Borrower will not declare or make any Restricted Payment at any time at which the Debt/EBITDA Ratio for the prior Fiscal Month is equal to or greater than 3.00 to 1.00.

9. New Section 5.24. A new Section 5.24 is hereby added to the Credit Agreement as follows:

          SECTION 5.24. Capital Expenditures. Capital Expenditures will not exceed (i) for the period from and including the third Fiscal Quarter of Fiscal Year 2000 through and including the fourth Fiscal Quarter of Fiscal Year 2001, $1,500,000; (ii) for the period after the fourth Fiscal Quarter of Fiscal Year 2001 through and including the fourth Fiscal Quarter of Fiscal Year 2002, $4,000,000; and (iii) for each Fiscal Year thereafter, an amount not exceeding 50% of the Borrower's depreciation for such period determined in accordance with GAAP.

10. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof, except to the extent that any representation or warranty related to an earlier specified date, and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith.

11. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

12. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

13. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

14. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

15. No Default. To induce the Agent, the Documentation Agent and the Banks to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i)-no Default or Event of Default and (ii)-no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

16. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

17. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

18. Conditions Precedent. This Amendment shall become effective only upon (i) execution and delivery of this Amendment by each of the parties hereto, (ii) payment to the Agent of a fully-earned and non-refundable fee in an aggregate amount equal to $115,000, payable to the Banks on a pro rata basis with respect to their Commitments, (iii) pursuant to Section 2.08, the Borrower shall have delivered to the Agent an irrevocable notice of reduction of the Unused
Commitments,  on a  pro  rata  basis,  to  an  aggregate  amount  not  exceeding
$25,000,000, effective simultaneously with the execution and delivery of this Amendment, and (iv) Borrower shall have delivered to the Agent an irrevocable notice of reduction of the Unused Commitments, on a pro rata basis, to an aggregate amount not exceeding $20,000,000, effective January 31, 2002. A default by the Borrower under this Amendment shall be an Event of Default under the Credit Agreement.

19. Restructuring of the Loans and Collateral Security. The Borrower agrees on or before March 23, 2001, to (a) execute and deliver (i) an amendment reasonably satisfactory to the Banks in all respects with respect to the Credit Agreement whereby (A) a portion of the Loans held by SunTrust Bank outstanding on such date equal to $998,634 is converted into a term loan held solely by SunTrust Bank (the "SunTrust Term Loan"), and (B) under its Commitment, SunTrust will not be obligated to fund its pro rata share of Loans until SunTrust Bank's pro rata share of all the outstanding Loans (after giving effect to any requested Loan) is greater than $998,634; and (ii) new Notes reflecting such amendment and evidencing such SunTrust Term Loan and the other Notes held by SunTrust Bank,
(b) execute and deliver in favor of the Agent, for the benefit of SunTrust Bank and the issuers of letters of credit (the "LC Issuers") securing the payment of the Borrower's industrial revenue bonds (such bonds being referred to herein as the "Bonds") issued as (1) Chesterfield County, South Carolina Industrial Revenue Bonds (Series 1996) in the original principal amount of $3,377,000, (2) Alamance County, South Carolina Industrial Facilities and Pollution Control Financing Authority Industrial Revenue Refunding Bonds (Series A and B) in the original principal amount of $7,900,000, and (3) Robeson County, South Carolina Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bonds (Series 1997) in the original principal amount of $8,500,000, a security agreement whereby the Borrower grants the Agent a first priority and only security interest in and to the Borrower's accounts receivable and general intangibles to secure the SunTrust Term Loan and the Borrower's reimbursement obligations to the LC Issuers with respect to the Bonds, along with UCC financing statements reasonably requested by the Agent in connection therewith (the Borrower agreeing to reimburse the Agent for any recording fees, taxes and other expenses incurred in connection with the perfection of the Agent's security interest); (c) an opinion of Robinson, Bradshaw & Hinson, counsel for the Borrower, substantially in the form of Exhibit B to the Credit Agreement and opining (i) that, as of the date of execution and delivery of such security agreement, the Credit Agreement as amended and such security agreement do not conflict with any material agreement to which the Borrower is a party, including, without limitation, that certain Note Purchase Agreement dated as of March 4, 1998, (ii) as to the perfection of the security interests created by such security agreement, and (iii) as to such additional matters relating to the transactions contemplated hereby as the Agent or any Bank may reasonably request; (d) a certificate substantially in the form of Exhibit G to the Credit Agreement, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of such amendment and security agreement, and (ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true on and as of such date; (e) a certificate of the Borrower, signed by the Secretary or an Assistant Secretary of the Borrower substantially in the form of Exhibit H to the Credit Agreement, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver such amendment, security agreement and UCC financing statements, and certified copies of the following items: (i) the Borrower's Certificate of Incorporation,
(ii) the Borrower's Bylaws, (iii) a certificate of the Secretary of State of the State of North Carolina as to the existence of the Borrower as a North Carolina corporation, and (iv) the action taken by the Board of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of such amendment, the security agreement and such UCC financing statements; and (f) to take such further actions as the Agent shall reasonably request in connection therewith. The failure of the Borrower to perform its obligations under this paragraph 19, time being of the essence, shall constitute an Event of Default under the Credit Agreement.

          IN WITNESS WHEREOF, the Borrower, the Agent, the Documentation Agent and each of the Banks has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                      CULP, INC.,
                                      (SEAL)
                                      as Borrower

                                      By:  __________________________________
                                               Title:

                                      WACHOVIA BANK, N.A.,
                                      as Agent and as a
                                      Bank                         (SEAL)

                                      By:  __________________________________
                                               Title:

                                      FIRST UNION NATIONAL BANK,
                                      as Documentation Agent and as a Bank(SEAL)

                                      By:  __________________________________
                                               Title:

                                      SUNTRUST BANK,
                                      as a Bank                        (SEAL)

                                      By:  __________________________________
                                               Title: